                                   ADFORCE, INC.

                          1999 DIRECTORS STOCK OPTION PLAN

                            As Adopted February 18, 1999


     1. PURPOSE. This 1999 Directors Stock Option Plan (this "PLAN") is established to provide equity incentives for certain nonemployee members of the Board of Directors of Adforce, Inc. (the "COMPANY"), who are described in
Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

     2. ADOPTION AND STOCKHOLDER APPROVAL. After this Plan is adopted by the Board of Directors of the Company (the "BOARD"), this Plan will become effective on the time and date (the "EFFECTIVE DATE") on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

     3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be non-qualified stock options ("NQSOS"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "SHARES") are shares of the Common Stock of the Company.

     4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "MAXIMUM NUMBER") is 200,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

     5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

     6.    ELIGIBILITY AND AWARD FORMULA.

           6.1 ELIGIBILITY. Options shall be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each such person referred to as an "OPTIONEE").

           6.2 INITIAL GRANT. Each Optionee who first becomes a member of the Board on or after the Effective Date will automatically be granted an Option for 10,000 Shares (an "INITIAL GRANT") on the date such Optionee first becomes a member of the Board. Each Optionee who became a member of the Board prior to the Effective Date will receive an Initial Grant immediately following the first Annual Meeting of stockholders after the Effective Date.

           6.3 SUCCEEDING GRANTS. Immediately following each Annual Meeting of stockholders, each Optionee will automatically be granted an Option for 5,000 Shares (a "SUCCEEDING GRANT"), provided the Optionee is a member of the Board on such date and has served continuously as a member of the Board for a period of at least one year since the date of such Optionee's Initial Grant.

     7.    TERMS AND CONDITIONS OF OPTIONS.  Subject to the following and to
Section 6 above:

           7.1 FORM OF OPTION GRANT. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("GRANT") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

           7.2 VESTING. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "START DATE" for such Option.

                 (a) INITIAL GRANTS. Each Initial Grant will vest as to twenty-five percent (25%) of the Shares on the first anniversary of the Start Date for such Initial Grant, and as to 2.08333% of the Shares on each subsequent monthly anniversary of the Start Date, so long as the Optionee continuously remains a director or a consultant of the Company.

                 (b) SUCCEEDING GRANTS. Each Succeeding Grant will vest as to twenty-five percent (25%) of the Shares on the first anniversary of the Start Date for such Succeeding Grant, and as to 2.08333% of the Shares on each subsequent monthly anniversary of the Start Date, so long as the Optionee continuously remains a director or a consultant of the Company.

           7.3 EXERCISE PRICE. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

           7.4 TERMINATION OF OPTION. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "EXPIRATION DATE"). The Option shall cease to vest when the Optionee ceases to be a member of the Board or a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the "TERMINATION DATE". An Option may be exercised after the Termination Date only as set forth below:

                 (a) TERMINATION GENERALLY. If the Optionee ceases to be a member of the Board or a consultant of the Company for any reason except death of the Optionee or disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee no later than seven (7) months after the Termination Date, but in no event later than the Expiration Date.

                 (b) DEATH OR DISABILITY. If the Optionee ceases to be a member of the Board or a consultant of the Company because of the death of the Optionee or the disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

     8.    EXERCISE OF OPTIONS.

           8.1 EXERCISE PERIOD. Subject to the provisions of Section 8.5 below, Options shall be exercisable as they vest; provided that the Committee may provide that such Options shall be immediately exercisable subject to repurchase in accordance with the vesting schedule set forth in Section 7.

           8.2 NOTICE. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

           8.3 PAYMENT. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

           8.4 WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

           8.5 LIMITATIONS ON EXERCISE. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                 (a) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

                 (b) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

     9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

     10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the

Company at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

     11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options and, unless otherwise determined by the Committee, the number of shares subject to Initial Grants and Succeeding Grants shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

     12. NO OBLIGATION TO CONTINUE AS DIRECTOR. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

     13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

     14. ACCELERATION OF OPTIONS ON CERTAIN CORPORATE TRANSACTIONS. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within seven months of the consummation of said event. Any options not exercised within such seven-month period shall expire.

     15. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan or any outstanding option, provided that the Board may not terminate or amend the terms of any outstanding option without the consent of the Optionee. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

     16. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

     17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

           17.1 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           17.2 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           17.3 "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

           17.4 "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

           (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in THE WALL STREET JOURNAL;

           (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL;

           (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET JOURNAL;

           (d) in the case of an Option granted on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

           (e) if none of the foregoing is applicable, by the Committee in good faith.

INITIAL GRANT

                                   ADFORCE, INC.

                          1999 DIRECTORS STOCK OPTION PLAN

                 DIRECTORS NONQUALIFIED INITIAL STOCK OPTION GRANT

     This Stock Option Grant (this "GRANT") is made and entered into as of the Date of Grant set forth below (the "DATE OF GRANT") by and between Adforce, Inc., a Delaware corporation (the "COMPANY"), and the Optionee named below ("OPTIONEE"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1999 Director's Stock Option Plan (the "PLAN").

Optionee:
                               ------------------------------------------------
Optionee's Address:
                               ------------------------------------------------

                               ------------------------------------------------

Total Shares Subject to Option:                     10,000
                               ------------------------------------------------

Exercise Price Per Share:
                               ------------------------------------------------

Date of Grant:
                               ------------------------------------------------

Expiration Date:
                               ------------------------------------------------
                              (unless earlier terminated under Section 4 hereof)

     1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this "OPTION") to purchase up to the total number of shares of Common Stock of the Company set forth above as Total Shares Subject to Option (collectively, the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Grant and the Plan.

     2. EXERCISE AND VESTING OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall be exercisable as it vests. Subject to the terms and conditions of the Plan and this Grant, this Option shall vest as to 25% of the Shares on the first anniversary of the Date of Grant and as to 2.08333% of the Shares on each monthly anniversary of the Date of Grant, so long as the Optionee continuously remains a member of the Board of Directors (a "BOARD MEMBER") or a consultant of the Company.

     3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance.

     4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a Board Member or consultant of the Company. The date on which Optionee ceases to be a Board Member or consultant of the Company shall be referred to as the "TERMINATION DATE."

          4.1 TERMINATION GENERALLY. If Optionee ceases to be a Board Member or consultant of the Company for any reason except death or disability, then this Option, to the extent that it has vested as of the Termination Date, may be exercised by Optionee no later than seven (7) months after the Termination Date, but in no event later than the Expiration Date.

          4.2 DEATH OR DISABILITY. If Optionee ceases to be a Board Member or consultant of the Company because of the death of Optionee or the disability of Optionee (whether temporary or permanent, partial or total, as determined by the Committee) then this Option, to the extent that it has vested as of the Termination Date, may be exercised by Optionee (or Optionee's legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

     5.   MANNER OF EXERCISE.

          5.1 EXERCISE AGREEMENT. This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as EXHIBIT A, or in such other form as may be approved by the Committee, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

          5.2 PAYMENT. Payment for the Shares purchased upon exercise of this Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (f) by any combination of the foregoing.

          5.3 WITHHOLDING TAXES. Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

          5.4 ISSUANCE OF SHARES. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative. To enforce any restrictions on Optionee's Shares, the Committee may require Optionee to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

     6. NONTRANSFERABILITY OF OPTION. During the lifetime of the Optionee, this Option shall be exercisable only by Optionee or by Optionee's guardian or legal representative, unless otherwise permitted by the Committee. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     7. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Board Member or to provide services to the Company as a consultant.

     8. ENTIRE AGREEMENT. The Plan and the Directors Stock Option Exercise Agreement in the form attached hereto as EXHIBIT A, and the terms and conditions thereof, are incorporated herein by reference. This Grant, the Plan and the Directors Stock Option Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.


                                             ADFORCE, INC.

                                             By:
                                                   ----------------------------
                                             Name:
                                                   ----------------------------

                                             Title:
                                                   ----------------------------

                          ACCEPTANCE OF STOCK OPTION GRANT

     Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all of the terms and conditions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee has been advised by the Company that Optionee should consult a qualified tax advisor prior to such exercise or disposition.



                                             -----------------------------------
                                                                     ,  Optionee
                                             ------------------------






[ACCEPTANCE SIGNATURE PAGE TO DIRECTORS NONQUALIFIED INITIAL STOCK OPTION GRANT]

SUCCEEDING GRANT

                                   ADFORCE, INC.

                          1999 DIRECTORS STOCK OPTION PLAN

                DIRECTORS NONQUALIFIED SUCCEEDING STOCK OPTION GRANT

     This Stock Option Grant (this "GRANT") is made and entered into as of the Date of Grant set forth below (the "DATE OF GRANT") by and between Adforce, Inc., a Delaware corporation (the "COMPANY"), and the Optionee named below ("OPTIONEE"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1999 Directors Stock Option Plan (the "PLAN").

Optionee:
                               ------------------------------------------------

Optionee's Address:
                               ------------------------------------------------

                               ------------------------------------------------

Total Shares Subject to Option:                          5,000
                               ------------------------------------------------

Exercise Price Per Share:
                               ------------------------------------------------

Date of Grant:
                               ------------------------------------------------

Expiration Date:
                               ------------------------------------------------
                              (unless earlier terminated under Section 4 hereof)

     1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this "OPTION") to purchase up to the total number of shares of Common Stock of the Company set forth above as Total Shares Subject to Option (collectively, the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Grant and the Plan.

     2. EXERCISE AND VESTING OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall be exercisable as it vests. Subject to the terms and conditions of the Plan and this Grant, this Option shall vest as to 25% of the Shares on the first anniversary of the Date of Grant and as to 2.08333% of the Shares on each monthly anniversary of the Date of Grant, so long as the Optionee continuously remains a member of the Board of Directors (a "BOARD MEMBER") or a consultant of the Company.

     3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance.

     4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a Board Member or consultant of the Company. The date on which Optionee ceases to be a Board Member or consultant of the Company shall be referred to as the "TERMINATION DATE."

          4.1 TERMINATION GENERALLY. If Optionee ceases to be a Board Member or consultant of the Company for any reason except death or disability, then this Option, to the extent that it has vested as of the Termination Date, may be exercised by Optionee no later than seven (7) months after the Termination Date, but in no event later than the Expiration Date.

          4.2 DEATH OR DISABILITY. If Optionee ceases to be a Board Member or consultant of the Company because of the death of Optionee or the disability of Optionee (whether temporary or permanent, partial or total, as determined by the Committee) then this Option, to the extent that it has vested as of the Termination Date, may be exercised by Optionee (or Optionee's legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

     5.   MANNER OF EXERCISE.

          5.1 EXERCISE AGREEMENT. This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as EXHIBIT A, or in such other form as may be approved by the Committee, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

          5.2 PAYMENT. Payment for the Shares purchased upon exercise of this Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (f) by any combination of the foregoing.

          5.3 WITHHOLDING TAXES. Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

          5.4 ISSUANCE OF SHARES. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative. To enforce any restrictions on Optionee's Shares, the Committee may require Optionee to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

     6. NONTRANSFERABILITY OF OPTION. During the lifetime of the Optionee, this Option shall be exercisable only by Optionee or by Optionee's guardian or legal representative, unless otherwise permitted by the Committee. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     7. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Board Member or to provide services to the Company as a consultant.

     8. ENTIRE AGREEMENT. The Plan and the Directors Stock Option Exercise Agreement in the form attached hereto as EXHIBIT A, and the terms and conditions thereof, are incorporated herein by this reference. This Grant, the Plan and the Directors Stock Option Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.


                                                  ADFORCE, INC.

                                                  By:
                                                        -----------------------

                                                  Name:
                                                        -----------------------

                                                  Title:
                                                        -----------------------

                          ACCEPTANCE OF STOCK OPTION GRANT

     Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all of the terms and conditions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee has been advised by the Company that Optionee should consult a qualified tax advisor prior to such exercise or disposition.



                                    -----------------------------------
                                                            ,  Optionee
                                    ------------------------












                   [ACCEPTANCE SIGNATURE PAGE TO DIRECTORS
                  NONQUALIFIED SUCCEEDING STOCK OPTION GRANT]

                                     EXHIBIT A


                     DIRECTORS STOCK OPTION EXERCISE AGREEMENT

                                     Exhibit A
                                   ADFORCE, INC.
                   1999 DIRECTORS STOCK OPTION PLAN (THE "PLAN")
                     DIRECTORS STOCK OPTION EXERCISE AGREEMENT

I hereby elect to purchase the number of shares of Common Stock of ADFORCE, INC. (the "COMPANY") as set forth below:


 Optionee:                                    Number of Shares Purchased:
          ----------------------------------                             ------------------
 Social Security Number:                      Purchase Price per Share:
                        --------------------                           --------------------
 Address:                                     Aggregate Purchase Price:
         -----------------------------------                           --------------------
                                              Date of Stock Option Grant:
--------------------------------------------                             ------------------
 Type of Stock Option:  Nonqualified Stock    Exact Name of Title to Shares:
                        Option                                               --------------

-------------------------------------------------------------------------------------------


1. DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Directors Nonqualified Stock Option Grant referred to above (the "GRANT") as follows (check as applicable and complete):

[  ] in cash or by check in the amount of $___________________________, receipt of which is acknowledged by the Company;

[ ] by delivery of _______________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $___________________ per share;

[ ] by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $_______________________________;

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $______________________________; or

[ ] through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of $______________________________________.


2. MARKET STANDOFF AGREEMENT. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. ENTIRE AGREEMENT. The Plan and the Grant are incorporated herein by reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.

Date:
     ------------------------------     ----------------------------------------
                                        SIGNATURE OF OPTIONEE

                                   ADFORCE, INC.
                          1999 DIRECTORS STOCK OPTION PLAN

                                  SPOUSE'S CONSENT



     I acknowledge that I have read the foregoing Directors Stock Option Exercise Agreement (the "AGREEMENT") and that I know its contents. I hereby consent to and approve all of the provisions of the Agreement and agree that the shares of the Common Stock of Adforce, Inc. purchased thereunder (the "SHARES") and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have on them.





                                        Date:
------------------------------------         --------------------------------
SIGNATURE OF OPTIONEE'S SPOUSE

-----------------------------------
SPOUSE'S NAME - TYPED OR PRINTED

-----------------------------------
OPTIONEE'S NAME - TYPED OR PRINTED